Keefe, Bruyette & Woods Community Bank Investor Conference New York, NY August 2, 2011 www.newbridgebank.com NASDAQ: NBBC Exhibit 99.1

Forward Looking Statements
Information in this presentation may contain forward looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially.
Forward looking statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,”
“projects,” or other statements concerning opinions or judgments of the
Company and its management about future events. The accuracy of such forward looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general economic conditions. Additional factors are discussed in the Company’s filings with the
SEC, including without limitation, Forms 10-K, 10-Q and 8-K.
NewBridge Bancorp undertakes no obligations to revise these statements following the date of this presentation.

3 NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary

Headquarters:   Greensboro, NC
Ticker: NBBC
Assets: $1.7 billion
Branch locations: 30
Tangible book: $6.86 per share
Price to tangible book: 67%
Common equity to assets: 6.19%
Risk weighted capital: 14.72%
Corporate Profile
As of June 30, 2011.

Stokes County
Rockingham County
Forsyth County
Greensboro
Alamance County
Davidson County
Guilford County
Randolph County
Pender County
New Hanover
County

NEWBRIDGE BANCORP
NEWBRIDGE BANK

5 Corporate Profile 30 3 Coastal – NC 27 Piedmont Triad – NC Branch Locations

NewBridge Bancorp
Formed July 2007 from a merger of equals
Two mature franchises in NC’s third largest MSA
Strong core deposits with an opportunity to expand market share
New management team overcoming challenges
Legacy organizations lacked uniform credit culture and defined performance culture
Bank locations were not positioned to serve the financial districts of the MSA
Largest market share competitor experienced a liquidity crisis
Background

LIVING
our Guiding Principles
FOCUSING
on our Vision and Mission
EXECUTING
our Strategic, Operating and Profit Plans
Pressley A. Ridgill, CPA, CFP
®
(59)
President and Chief Executive Officer
35 years of banking and financial services experience
Ramsey K. Hamadi, CPA, MBA (42)
Executive Vice President and Chief Financial Officer
19 years of banking and financial services experience
David P. Barksdale (47)
Executive Vice President and Chief Banking Officer
20 years of banking experience
William W. Budd, Jr. (48)
Executive Vice President and Chief Credit Officer
25 years of banking experience
Robin S. Hager (49)
Executive Vice President and Chief Resource Officer
26 years of banking experience
Pictured (from left to right): Robin Hager, Wes Budd, Pressley Ridgill (center),
David Barksdale and Ramsey Hamadi.
Leadership

Profitable in each of the last seven quarters
Charged off $129 million, or 7.9%, of loans and OREO since 2007
Reduced branches from 42 to 30
Reduced staff from 690 to 468
Eliminated $14 million of annualized costs
Increased core deposits from 55% to 69%
Improved asset liability management practices resulting in more than a 100 basis point improvement in NIM
Developed robust risk management policies and procedures
Significant Accomplishments

9 NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary

The Company has reported seven consecutive quarters of profitability
Net income improved 34% over the prior year second quarter; 76% for the year
Net interest margin improved, and averaged 4.14% for the quarter and
4.21% for the year
Nonperforming assets were down 4% from Q1 2011 and 15% from peak level
Non-accruing loans were down 7% for the quarter to $39.3 million
Cumulative loan chargeoffs reached $129 million, 7.9% of peak loan level
Total risk based capital climbed to 14.72%
Core deposits grew 3% and 6% for the quarter and the year, respectively, excluding deposits sold in connection with the Harrisonburg, VA operations sale
Noninterest expense declined $2.0 million year to date
Q2 2011 Results

($ thousands)

($ thousands)

NEWBRIDGE BANCORP

NEWBRIDGE BANK

Trends
$(16,000)
$(14,000)
$(12,000)
$(10,000)
$(8,000)
$(6,000)
$(4,000)
$(2,000)
$-
$2,000
$4,000
$6,000
2008* 2009 2010 2011
(Annualized)
9.00%
10.00%
11.00%
12.00%
13.00%
14.00%
15.00%
2008 2009 2010 2011*
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
2008 2009 2010 2011
(Annualized)
2.50%
3.00%
3.50%
4.00%
4.50%
2008 2009 2010 2011*
Provision for Credit Losses
Net Interest Margin
(at year end, except as noted below)
*excluding write-off of goodwill *as of June 30
Total Risk Based Capital
(at year end, except as noted below)
Net Income
*as of June 30

NIM increased to 4.14%
Maintained disciplined loan pricing strategies
Interest rate floors, pricing on yield curve
Courage and confidence to price according to risk
Continued our core deposit relationship strategies
Core deposits total 69% of deposits
Deposit costs decreased 35 basis points to 0.81%
Core deposits grew 3% in the second quarter and 6% for the year
Improved asset liability management practices
Managing Net Interest Margin

13 Growing Core Deposits December 2009 June 2011 Time Deposits 45% DDA 10% NOW, Savings & Money Market 45% NOW, Savings & Money Market 58% DDA 11% Time Deposits 31%

Wealth Management, Mortgage Banking and Private Banking
Investment and Trust Services restructured to become Wealth Management
Private Banking initiative launched (late 2009)
Bradford Mortgage acquisition (December 2009) resulting in a 262%
increase
in 2010 mortgage revenues over prior year
Non-Interest Income
Growth in mortgage revenue and wealth management have largely offset declines in deposit fee income
Addition of new wealth management professionals (March 2011)
Growth of $54
million in Trust assets, or 64%,
since that time
Investment Services revenues increased 5%
over prior year
NewBridge Bank ranked #20 nationally within Raymond James Investment
Services

Implemented disciplined Profit Plan accountability
Operating expense declined $2.2 million through June 2011
Lowered 2010 non-interest expense $5.0 million
August 2010 core processing system conversion
Significant expense savings
Increased functionality
Franchise Validation Plan developed and implemented
Annual non-interest expense has declined $14 million since merger
Reduced branches from 42 at merger to 30
Reduced staff from 690 at merger to 468
Opening 3 new LPOs in Raleigh, Asheboro and Morganton, NC
Recently engaged third-party review to improve efficiency
Controlling Non-Interest Expense

16 Reduce Non-Interest Expense $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2008 2009 2010 First half 2011 (Annualized) $14 million in annual cost saves since merger

17 NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary

Nonperforming loans, net of TDRs, declined 50% from June 2009 peak
NPAs and past dues peaked in February 2010
30-89 day past dues are down 21% since December 2010
AD&C portfolio has contracted $72 million, or 48%, year over year
NBBC is materially below the FFIEC high CRE concentration definition
Texas Ratio*: 57% at March 2011
54% at June 30, 2011
Improving Asset Quality
* Texas ratio equals nonperforming assets divided by the sum of tangible common equity and allowance for credit losses.

Loan Composition
*Includes owner occupied R/E of $215.0 million.
June 30, 2011
Commercial Income Producing Rental 1-4
Commercial Const. and A&D/Raw Land Residential Const. and Lots/A&D
C and I* Consumer
17%
5%
3%
3%
33%*
39%

AD&C Portfolio Mix
($ in millions)
Total AD&C Portfolio: $78.9 million
June 30, 2011
$12.6
$3.4
$25.6
$6.4
$21.0
$9.9
Residential construction - builder spec Residential construction - pre-sold
Residential A&D Commercial construction
Commercial raw land Acquisition & development - commercial

Income Producing CRE by Collateral Type
($ in millions)
Total Including Producing Portfolio: $211.7 million
June 30, 2011
$16.0
$20.9
$4.6
$17.4
$58.4
$35.6
$45.1
$13.7
Residential rental C-store Hotel/motel
Industrial Office Retail
Special purpose/other Restaurant

Nonperforming Asset Trends
$15
$25
$35
$45
$55
$65
$75
$85
$95
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Nonaccruing loans, not restructured Troubled debt restructured loans, accruing Troubled debt restructured loans, nonaccruing OREO
Nonaccruing Loans, TDR and OREO

Impaired and Potential Problem Loans
June 30, 2011 March 31, 2011 December 31, 2010 September 30, 2010
Loans evaluated for impairment 37,483 $                  36,497 $                   38,303 $                   40,621 $
Other nonperforming loans 10,197 13,489 12,282 11,399
Total nonperforming loans 47,680 49,986 50,585 52,020
Other potential problem loans 97,141 96,509 110,924 118,067
Total impaired and potential problem loans 144,821 $               146,495 $                 161,509 $                 170,087 $

($ millions)

($ millions)

NEWBRIDGE BANCORP

NEWBRIDGE BANK

24 Migration of Potential Problem Loans Substandard Doubtful $0 $20 $40 $60 $80 $100 $120 $140 $160 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 $0 $10 $20 $30 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11

ALLL Analysis
Charged off $129 million of loans and OREO since 2007
Impaired loans have a 22% mark as of Q2 2011
ALLL to retained loans is 2.25% as of Q2 2011
UBPR Peer percentage – 2.15%
90% of ALLL is in general reserves
$28.0 million ALLL covers projected charge-offs by 1.50x

Risk Management Infrastructure
Internal loan review reports to Board Credit Committee
External loan review engaged by Board Credit Committee
Appraisal/valuation function is independent from production
Centralized construction administration
Centralized retail and small business underwriting
Loan concentration parameters set at market level and product level

27 NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary

Remain profitable as credit related costs expected to decline
Net interest margin stable above 4%
Credit improvement has relieved pressure to raise capital
Measured investment in profitable business lines
Continued focus on cost management culture
Prepared to be an opportunistic/strategic acquirer
Bolstered loan demand through added LPO offices
TARP repayment is not a near-term priority
Time will provide investors with greater clarity regarding value of NBBC
Strategic acquisitions could necessitate capital raise
Outlook

Thriving community bank with critical mass
Improving asset quality
Gaining core deposit share in an attractive MSA
Experienced management team
No immediate capital needs
Pursuing organic growth and expansion through LPO’s/acquisition
Trading at a discount to tangible book value
Summary

Keefe, Bruyette & Woods Community Bank Investor Conference New York, NY August 2, 2011 www.newbridgebank.com NASDAQ: NBBC